UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

B. RILEY FINANCIAL, INC.
(Name of Registrant As Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on December 1, 2025 at 8:00 A.M. PACIFIC TIME This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/brileyfin/2025 If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before November 21, 2025 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. CONTROL NUMBER You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of B. RILEY FINANCIAL, INC. (the “Company”) The 2025 Annual Meeting of Stockholders of B. RILEY FINANCIAL, INC. will be held virtually on December 1, 2025 at 8:00 A.M. PACIFIC TIME As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/brileyfin/2025 and using the Virtual Control Number above. Your registration must be received by 8:59 P.M. PACIFIC TIME on November 29, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “About the Annual Meeting.” The Board recommends a vote ”FOR” all of the nominees listed in Item 1,“FOR” Proposals 2 and 3, and for “3 Years” on Proposal 4. 1. To elect eight (8) directors to hold office for a one-year term to expire at the Company’s 2026 Annual Meeting of Stockholders or until their successors are elected and duly qualified. 2. To ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers. 1. ELECTIONS OF DIRECTORS: 01 Bryant R. Riley 02 Thomas J. Kelleher 03 Robert L. Antin 04 Tammy Brandt 05 Robert D’Agostino 06 Renée E. LaBran 07 Randall E. Paulson 08 Mimi K. Walters NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Go to https://web.viewproxy.com/brileyfin/2025 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALvote.com/RILY Have your 11-digit Virtual Control Number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/RILY Have your 11-digit Virtual Control Number available and follow the prompts.